Exhibit 32.1

AMERICAN WATER WORKS COMPANY, INC.

CERTIFICATION PURSUANT TO

RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Susan N. Story, President and Chief Executive Officer of American Water Works Company, Inc. (the “Company”), hereby certify that, based on my knowledge:

(1) The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ SUSAN N. STORY
Susan N. Story President and Chief Executive Officer (Principal Executive Officer)

February 24, 2016